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                                                                     Exhibit 10


           [LETTERHEAD OF GOODWIN, PROCTER & HOAR LLP APPEARS HERE]

                                April 10, 1997

CIGNA Variable Products Group
c/o CIGNA Investments, Inc.
900 Cottage Grove Road, S-215
Hartford, Connecticut 06152-2215

Ladies and Gentlemen:

     As counsel to CIGNA Variable Products Group, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), we have been asked to render our opinion in connection with the proposed issuance by the Trust of shares of beneficial interest of Money Market Fund, Intermediate Bond Index Fund, Long-Term Bond Index Fund, Utility Index Fund, REIT Index Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund and Emerging Markets Index Fund (the "Funds"), each of which is a series of the Trust and has been established and designated pursuant to Section 4.2 of Article IV of the First Amended and Restated CIGNA Variable Products Group Master Trust Agreement dated March 1, 1996, as amended by Amendment No. 1 dated October 28, 1996 and Amendment No. 2 dated January 16, 1997, all as more fully described in the Prospectus and Statement of Additional Information contained in Post-Effective Amendment No. 15 under the Securities Act of 1933 to the Registration Statement on Form N-1A (Securities Act File No. 33-20333) to be filed by the Trust with the Securities and Exchange Commission (as amended, the "Registration Statement").

     We wish to advise you that we have examined such documents and questions of law as we have deemed necessary for purposes of this opinion. Based upon the foregoing, we are of the opinion that:

     1. The Trust has been duly organized and is validly existing pursuant to the laws of The Commonwealth of Massachusetts; and

     2. The shares of beneficial interest of the Funds which are described in the foregoing Registration Statement will, when sold in accordance with the terms of the Prospectus and Statement of Additional Information in effect at the time of the sale, be legally issued, fully paid and non-assessable by the Trust.

     We consent to a copy of this opinion being filed as an exhibit to the foregoing Registration Statement.

                                Very truly yours,

                                /s/ Goodwin, Procter & Hoar LLP

                                GOODWIN, PROCTER & HOAR LLP